Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Capital Leases

The Company has obligations, exclusive of associated interest, under various capital leases for equipment totaling $73.9 million and $63.5 million at September 30, 2019 and December 31, 2018, respectively. Gross property under this capitalized lease agreement at September 30, 2019 and December 31, 2018, totaled $119.6 million and $76.9 million, less accumulated depreciation of $29.3 million and $10.1 million, respectively, for net balances of $90.3 million and $66.8 million, respectively. Depreciation of assets held under the capital leases is included in the cost of revenue in the condensed consolidated statements of operations.

Operating Leases

In the ordinary course of business, the Company enters into non-cancelable operating leases for certain of its facility, vehicle and equipment needs, including related party leases. See Note 14. Related Party Transactions. Rent and related expense for operating leases that have non-cancelable terms totaled approximately $4.3 million and $0.5 million for the three months ended September 30, 2019 and 2018, respectively and $9.5 million and $1.5 million for the nine months ended September 30, 2019 and 2018, respectively.

The Company has long-term power-by-the-hour equipment rental agreements,included in non-canceable operating lease expense above, with a construction equipment manufacturer that have a guaranteed minimum monthly hour requirement. The minimum guaranteed amount based on the Company's current operations is $3.2 million per year. Total expense under these agreements was $3.2 million for the nine months ended September 30, 2019.

Sale-leaseback Transaction

On March 13, 2019, the Company completed a sale-leaseback transaction related to certain assets that were acquired as part of our recent acquisitions of $25.0 million. The payments related to this transaction are over a four year term and have been included as part of the Contractual Maturities table, See Note 9. Debt.

Commitments and Contingencies

Capital Leases

The Company has obligations, exclusive of associated interest, recognized under various capital leases for equipment totaling $63.5 million and $20.6 million at December 31, 2018 and 2017, respectively. Gross amounts recognized within property, plant and equipment, net in the consolidated balance sheets under these capital lease agreements at December 31, 2018 and 2017 totaled $76.9 million and $27.0 million, less accumulated depreciation of $10.1 million and $2.8 million, respectively, for net balances of $66.8 million and $24.2 million. Depreciation of assets held under the capital leases is included within cost of revenue in the consolidated statements of operations.

The future minimum payments of capital lease obligations are as follows:

(in thousands)	Capital Leases
2019	$21,240
2020	21,367
2021	15,887
2022	10,920
2023	1,783
Thereafter	—
Future minimum lease payments	71,197
Less: Amount representing interest	7,670
Present value of minimum lease payments	63,527
Less: Current portion of capital lease obligations	17,615
Capital lease obligations, less current portion	$45,912

Operating Leases

In the ordinary course of business, the Company enters into non-cancelable operating leases for certain of its facility, vehicle and equipment needs, including a related party lease (see Note 15. Related Parties). Rent and related expense for operating leases that have non-cancelable terms totaled approximately $6.1 million, $1.6 million and $1.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The future minimum payments under non-cancelable operating leases are as follows:

(in thousands)	Operating Leases
2019	$6,674
2020	5,153
2021	3,308
2022	2,390
2023	1,939
Thereafter	14,703
Future minimum lease payments	$34,167

Deferred Compensation

The Company has two deferred compensation plans. The first plan is a supplemental executive retirement plan established in 1993 that covers four specific employees or former employees, whose deferred compensation is determined by the number of service years. Payment of the benefits is to be made for 20 years after employment ends. Two former employees are currently receiving benefits, and two participants are still employees of the Company. The two current employees have both reached the full benefit level, and as a result, the present value of the liability is estimated using the normal retirement method. Payments under this plan for 2018 were $0.1 million. Maximum aggregate payments per year if all participants were retired would be $0.3 million. As of December 31, 2018 and 2017, the Company had a long-term liability of $3.2 million and $3.3 million, respectively, for the supplemental executive retirement plan.

The Company offers a non-qualified deferred compensation plan which is made up of an executive excess plan and an incentive bonus plan. This plan was designed and implemented to enhance employee savings and retirement accumulation on a tax-advantaged basis, beyond the limits of traditional qualified retirement plans. This plan allows employees to: (i) defer annual compensation from multiple sources; (ii) create wealth through tax-deferred investments; (iii) save and invest on a pretax basis to meet accumulation and retirement planning needs; and (iv) utilize a diverse choice of investment options to maximize returns. Executive awards are expensed when vested. Project Management Incentive Payments are expensed when awarded as they are earned through the course of the performance of the project to which they are related. Other incentive payments are expensed when vested as they are considered to be earned by retention. Unrecognized compensation expense for the non-qualified deferred compensation plan at December 31, 2018, 2017 and 2016 was $2.2 million, $1.3 million and $0.2 million, respectively. As of December 31, 2018 and 2017, the Company had a long-term liability of $3.0 million and $1.7 million, respectively, for deferred compensation to certain current and former employees.

Legal Proceedings

Sterret Crane v. White Construction and Zurich Insurance v. White Construction. In this matter, Sterret Crane brought a liability claim against White which resulted in a jury verdict on October 23, 2017 finding White liable for $0.6 million in direct damages. Sterett subsequently filed a motion for attorney fees, interest and costs totaling $0.7 million. While White’s appeal of the jury verdict was pending, the parties settled both the liability lawsuit and the declaratory judgment action in an agreement under which White paid $0.6 million in the first quarter of 2018 and Zurich paid $0.3 million for a full release by all parties. Both of the actions have been dismissed with prejudice.

NPI Litigation/CCAA Resolution. Pursuant to a settlement agreement entered into with Northland Power, Inc. (“NPI”) on November 22, 2016 by H.B. White in connection with the Companies' Creditors Arrangement Act (the “CCAA”) proceeding of H.B. White, IEA agreed that it or White would pay to NPI or its designee cash in the aggregate amount of 1.0 million Canadian Dollars (“CAD”) if the closing date of a material transaction occurred on or before December 31, 2018. A material transaction was defined as a change in control or a public offering of equity securities. The Merger constituted a change in control on March 26, 2018, and as a result, the Company paid NPI CAD $1.0 million to satisfy such obligation.

Carlitos Lopez v. Chicago Transit Authority, Parsons Brinkerhoff, Inc. and, Ragnar Benson, LLC. A lawsuit was filed on January 11, 2019 in the Circuit Court of Cook County, Illinois, alleging claims for personal injury and premises liability arising out of an accident the plaintiff sustained during a construction project. The case was originally filed on March 10, 2014 in the Circuit Court of Cook County, Illinois, subsequently voluntarily dismissed by the plaintiff, and refiled. The plaintiff seeks an unspecified amount of damages in the refiled case. This case is currently in the filing stage. The Company continues to vigorously defend itself; however, the Company cannot predict the outcome of this action. The Company believes it is covered by insurance for this matter.

In addition to the foregoing, the Company is involved in a variety of legal cases, claims and other disputes that arise from time to time in the ordinary course of its business. The Company cannot provide assurance that it will be successful in recovering all or any of the potential damages it has claimed or in defending claims against the Company. While the lawsuits and claims are asserted for amounts that may be material, should an unfavorable outcome occur, management does not currently expect that any currently pending matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, an unfavorable resolution of one or more of such matters could have a material adverse effect on the Company's business, financial condition, results of operations and cash flows.